                               SUBJECT TO REVISION
                     SERIES TERM SHEET, DATED JUNE 14, 2000

                                 $1,105,079,000

                   TOYOTA AUTO RECEIVABLES 2000-A OWNER TRUST

                  TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION,
                                     SELLER

                        TOYOTA MOTOR CREDIT CORPORATION,
                                    SERVICER

                 $305,000,000 ___% ASSET BACKED NOTES, CLASS A-2
                 $523,000,000 ___% ASSET BACKED NOTES, CLASS A-3
                 $277,079,000 ___% ASSET BACKED NOTES, CLASS A-4

The trust will issue the following notes:

----------------------- ----------------- ---------------------- -------------- ----------------- ----------------------
                            Initial
                           Principal
                        ----------------        Interest            Accrual      First Interest      Final Scheduled
                             Amount               Rate             Method(2)      Payment Date        Payment Date
Class A-1 Notes(1).......$374,106,000                   %         Actual/360     July 17, 2000        July 15, 2001
Class A-2 Notes..........$305,000,000                   %           30/360       July 17, 2000      December 15, 2002
Class A-3 Notes..........$523,000,000                   %           30/360       July 17, 2000       August 15, 2004
Class A-4 Notes..........$277,079,000                   %           30/360       July 17, 2000       April 15, 2007

(1) The Class A-1 Notes will not be offered to third party investors at this time. This term sheet is not an offer to sell or the solicitation of an offer to buy the Class A-1 Notes.

(2) Interest generally will accrue on the Class A-1 Notes from payment date to payment date, and on the Class A-2, Class A-3 and Class A-4 Notes from the 15th day of each month to the 15th day of the succeeding month.
--------------------------------------------------------------------------------

      The notes are asset backed securities issued by the trust. The notes are not obligations of Toyota Motor Credit Corporation, Toyota Motor Credit Receivables Corporation, Toyota Motor Sales, U.S.A., Inc. or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

      This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            JOINT GLOBAL COORDINATORS
MERRILL LYNCH & CO.                                                                     MORGAN STANLEY DEAN WITTER
                                   CO-MANAGERS
CHASE SECURITIES INC.
                  DEUTSCHE BANC ALEX. BROWN
                                            GOLDMAN, SACHS & CO.
                                                                       LEHMAN BROTHERS
                                                                                        SALOMON SMITH BARNEY

                                SUMMARY OF TERMS

      THE FOLLOWING INFORMATION HIGHLIGHTS SELECTED INFORMATION THAT WILL BE CONTAINED IN AND DESCRIBED IN GREATER DETAIL IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS AND PROVIDES A GENERAL OVERVIEW OF THE TERMS OF THE NOTES. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY, LIMITED IN NATURE, AND MAY BE CHANGED. THE INFORMATION CONTAINED IN THIS TERM SHEET WILL BE SUPERSEDED BY INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS RELATING TO THE OFFERING OF THE NOTES. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE NOTES, YOU SHOULD READ CAREFULLY THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. BOTH DOCUMENTS CONTAIN INFORMATION YOU SHOULD CONSIDER WHEN MAKING YOUR INVESTMENT DECISION.


ISSUER

  Toyota Auto Receivables 2000-A Owner Trust.


SELLER

  Toyota Motor Credit Receivables Corporation ("TMCRC").


SERVICER

  Toyota Motor Credit Corporation ("TMCC").


INDENTURE TRUSTEE

  U.S.  Bank National Association.


OWNER TRUSTEE

  U.S.  Bank National Association.


CLOSING DATE

  On or about June 27, 2000.


CUTOFF DATE

  June 1, 2000.


THE NOTES

  Class A-1 ___% Asset Backed Notes in the aggregate initial principal amount of $374,106,000.

  The Class A-1 Notes will not be offered to third party investors at this time. This term sheet is not an offer to sell or the solicitation of an offer to buy the Class A-1 Notes.

  Class A-2 ___% Asset Backed Notes in the aggregate initial principal amount of $305,000,000.


  Class A-3 ___% Asset Backed Notes in the aggregate initial principal amount of $523,000,000.


  Class A-4 ___% Asset Backed Notes in the aggregate initial principal amount of $277,079,000.


THE SUBORDINATED SELLER'S INTEREST

   The trust will also issue to TMCRC, as the seller, in certificated form, a fractional undivided interest in the trust that includes the right to payment of certain available amounts in excess of those necessary to make payments on the notes on each payment date to the extent specified in this term sheet. This fractional undivided interest will not bear interest and is not offered by this term sheet.


THE RECEIVABLES

   On the closing date the trust will purchase a pool of new and used automobile and light duty truck retail installment sales contracts originated by Toyota and Lexus dealers having an aggregate principal balance of approximately $1,524,932,796 as of the cutoff date. These contracts are referred to as the "receivables." The receivables were sold by the dealers to TMCC and will be resold by TMCC to TMCRC, who will sell them to the trust. Additional information about the receivables follows this summary section.


TERMS OF THE SECURITIES


A.  PAYMENT DATES

    The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day, commencing July 17, 2000.


B.  COLLECTION PERIODS

    The calendar month preceding the related payment date or, in the case of the first payment date, the period from June 1, 2000 through the last day of the calendar month preceding such payment date.


C.  INTEREST RATES

    The Class A-1, Class A-2, Class A-3 and Class A-4 Notes will have the fixed interest rates specified on the cover of this term sheet.

    The fractional undivided interest in the trust retained by TMCRC will not bear interest.

D.  INTEREST ACCRUAL

   The Class A-1 Notes will accrue interest on an actual/360 basis from (and including) a payment date to (but excluding) the next payment date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) July 17, 2000.

   The Class A-2, Class A-3 and Class A-4 Notes will accrue interest on a 30/360 basis from (and including) the 15th day of each calendar month to (but excluding) the 15th day of the succeeding calendar month except that the first interest accrual period will be from (and including) the closing date to (but excluding) July 15, 2000.


E.  PAYMENT PRIORITIES

   In general, Noteholders are entitled to receive payments of interest and principal from the trust only to the extent that collections on the receivables, advances and amounts on deposit in the reserve account are sufficient to make the payments described below in the order of priority described below.

   On each payment date, the trust will make payments from collections on the receivables received during the related collection period and, if necessary, from amounts withdrawn from the reserve account. Advances made by the servicer will be included in collections, and reimbursements of servicer advances will be deducted from collections before any payments are made. The trust will make payments in the following order of priority:

    1. SERVICING FEE - the servicing fee payable to the servicer;

    2. CLASS A NOTE INTEREST - accrued and unpaid interest on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, together with any amounts that were to be paid pursuant to this clause (2) on any prior payment date but were not paid because sufficient funds were not available to make such payment (with interest accrued on such unpaid amounts at the related Note interest rate);

    3. ALLOCATION OF PRINCIPAL - to the principal distribution account, an amount equal to the excess, if any, of (x) the principal balance of the receivables as of the end of the collection period preceding the related collection period (or, in the case of the first collection period, as of the cutoff date) over (y) the principal balance of the receivables as of the end of the related collection period, together with any amounts that were to be paid pursuant to this clause (3) on any prior payment date but were not paid because sufficient funds were not available to make such payment;

    4. RESERVE ACCOUNT DEPOSIT - to the reserve account, the amount, if any, necessary to cause the balance of funds therein to equal the required balance described under "Reserve Account" below; and

    5. EXCESS AMOUNTS - any remaining amounts will be distributed to TMCRC in respect of its fractional undivided interest in the trust.

ALLOCATIONS OF PRINCIPAL - On each payment date, from the amounts deposited into the principal distribution account from the allocations of principal described in clause (3) above, the trust will pay principal of the securities in the following priority:

    1. to the Class A-1 Notes until they are paid in full;

    2. to the Class A-2 Notes until they are paid in full;

    3. to the Class A-3 Notes until they are paid in full;

    4. to the Class A-4 Notes until they are paid in full; and

    5. after the Class A Notes are paid in full, any remaining funds to TMCRC in respect of the fractional undivided interest in the trust issued to it.

To the extent there is an event of default under the Indenture that results in acceleration of the notes, the "Payment Priorities" above will be revised so that principal for all classes of Notes would be paid pro rata.


F.  SUBORDINATION

   As long as any Class A Notes remain outstanding, all payments on each payment date in respect of the fractional undivided interest in the trust issued to TMCRC will be subordinated to payments of interest on and principal of the Class A Notes.

G.  RESERVE ACCOUNT

   On the closing date, the seller will deposit $3,812,332 (0.25% of the outstanding principal balance of the receivables as of the cutoff date) into the reserve account for the trust.

   On each payment date, if collections on the receivables and advances by the servicer are insufficient to pay the first three items listed under "Payment Priorities" above, the indenture trustee will withdraw funds (if available) from the reserve account to pay those amounts.

   If the principal balance of a class of notes is not paid in full on the related final scheduled payment date, the indenture trustee will withdraw amounts from the reserve account (if available) to pay that class in full.

   The amount required to be on deposit in the reserve account at the close of business on any payment date will be the greater of (a) 0.75% of the outstanding principal balance of the receivables as of the end of the related collection period or (b) $7,624,664 (0.50% of the outstanding principal balance of the receivables as of the cutoff date), except that if charge-offs or delinquencies exceed specified levels, the required amount will be the greatest of (i) 0.75% of the outstanding principal balance of the receivables as of the end of the related collection period, (ii) $7,624,664 (0.50% of the outstanding principal balance of the receivables as of the cutoff date) and
   (iii) 5.50% of the outstanding principal balance of the notes as of such payment date (after giving effect to payments of principal made on such date). On each payment date, the trust will deposit, to the extent available, the amount, if any, necessary to cause the balance of funds on deposit in the reserve account to equal the required balance set forth above after all other distributions are made on the Notes.


H.  FINAL SCHEDULED PAYMENT DATES

   The trust is required to pay the outstanding principal amount of each class of notes in full on or before the related final scheduled payment date specified on the cover of this term sheet.


I.  OPTIONAL REDEMPTION; CLEAN-UP CALL

   The servicer may redeem the Class A Notes in whole, but not in part, at a price equal to the unpaid principal amount of those notes plus any accrued and unpaid interest thereon, on any payment date when the outstanding principal balance of the receivables has declined to 10% or less of the principal balance of the receivables as of the cutoff date.


MINIMUM DENOMINATIONS
The notes will be issued only in denominations of $1,000 or more.


REGISTRATION OF THE SECURITIES

Interests in the notes will be held through The Depository Trust Company in the United States, or Clearstream or the Euroclear System in Europe or Asia. This is referred to as book-entry registration. You will not receive a definitive note except under limited circumstances.

We expect the notes to be delivered through The Depository Trust Company, Clearstream and the Euroclear System on or about June 27, 2000.


TAX STATUS

Subject to important considerations described in the prospectus supplement and prospectus, O'Melveny & Myers LLP, special tax counsel to the trust, will deliver its opinion that the Class A-2, Class A-3 and Class A-4 Notes will be characterized as debt and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income and California income and franchise tax purposes.

If you purchase the notes, you will agree to treat the notes as debt instruments.


ERISA CONSIDERATIONS

Subject to the important considerations described in the prospectus supplement and prospectus, the notes generally are eligible for purchase by employee benefit plans.

IF YOU ARE A BENEFIT PLAN FIDUCIARY CONSIDERING THE PURCHASE OF NOTES, YOU SHOULD CONSULT WITH YOUR COUNSEL IN DETERMINING WHETHER ALL REQUIRED CONDITIONS HAVE BEEN SATISFIED.


RATINGS

It is a condition to the issuance of the securities that: the Class A-2, Class A-3 and Class A-4 Notes be rated "AAA" by Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies ("S & P"), and "Aaa" by Moody's Investors Service, Inc. ("Moody's").

A SECURITY RATING IS NOT A RECOMMENDATION TO BUY, SELL OR HOLD NOTES. THE RATINGS OF THE NOTES ADDRESS THE LIKELIHOOD OF THE PAYMENT OF PRINCIPAL AND INTEREST ON

THE NOTES IN ACCORDANCE WITH THEIR TERMS. A RATING AGENCY MAY SUBSEQUENTLY LOWER OR WITHDRAW ITS RATING OF ANY CLASS OF NOTES. IF THIS HAPPENS, NO PERSON OR ENTITY WILL BE OBLIGATED TO PROVIDE ANY ADDITIONAL CREDIT ENHANCEMENT FOR THE NOTES.

THE TRUST WILL OBTAIN THE RATINGS MENTIONED ABOVE FROM S & P AND MOODY'S. HOWEVER, ANOTHER RATING AGENCY MAY RATE THE NOTES AND, IF SO, MAY ASSIGN RATINGS LOWER THAN THE RATINGS OBTAINED BY THE TRUST.

RISK FACTORS

Investment in the notes is subject to various risks, many of which will be described under the caption "Risk Factors" in the final Prospectus Supplement and Prospectus relating to the notes, each of which should be read carefully in connection with any decision to invest in the notes.

                              THE RECEIVABLES POOL

      The receivables are required to meet certain selection criteria as of the cutoff date. Pursuant to such criteria, each receivable: (i) was, at the time of origination, secured by a new or used automobile or light duty truck; (ii) was originated in the United States; (iii) provides for scheduled monthly payments that fully amortize the amount financed by such receivable over its original term (except for minimally different payments in the first or last month in the life of the receivable); (iv) had an original number of scheduled payments of not less than 12 and not more than 72 and, as of the cutoff date, had a remaining number of scheduled payments of not less than 4 and not more than 72;
(v) provides for the payment of a finance charge at an annual percentage rate ranging from 8% to 15%; (vi) does not have a payment that is more than 30 days past due as of the cutoff date; (vii) is not a receivable as to which payments ahead of more than 6 scheduled payments have been received from or on behalf of the related obligor; (viii) is being serviced by TMCC; (ix) to the best knowledge of the seller, is not due from any obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent; (x) does not relate to a vehicle that has been repossessed without reinstatement as of the cutoff date; (xi) does not relate to a vehicle as to which insurance has been force-placed as of the cutoff date; (xii) as of the cutoff date had a remaining principal balance of not less than $250 and not more than $50,000; and (xiii) as to which the related obligor is not an employee of TMCC or any of its affiliates. TMCC does not originate retail installment sales contracts in Hawaii, and retail installment sales contracts originated in Texas or by a subsidiary of TMCC operating in Puerto Rico will not be included in the trust. No selection procedures believed by the seller to be adverse to noteholders have been used in selecting the receivables.

      As of the cutoff date, the average principal balance of the receivables was approximately $15,496. Based on the addresses of the originating dealers, the receivables have been originated in 48 states. Except in the case of any breach of representations and warranties by the related dealer, the receivables generally do not provide for recourse against the originating dealer. By aggregate principal balance as of the cutoff date, approximately 3.52% of the receivables constitute precomputed receivables and approximately 96.48% of the receivables constitute simple interest receivables. By aggregate principal balance as of the cutoff date and by number of receivables as of the cutoff date, respectively, approximately 60.81% and 50.80% of the receivables relate to new vehicles financed by TMCC. The remaining 39.19% (by aggregate principal balance as of the cutoff date) and 49.20% (by number of receivables as of the cutoff date) represent used vehicles financed by TMCC. Approximately 90.53% of the aggregate principal balance of the receivables as of the cutoff date represent financing of vehicles manufactured or distributed by Toyota Motor Corporation or its affiliates.

      The composition, distribution by annual percentage rate and geographic distribution of the receivables as of the cutoff date are as set forth in the following



                                          COMPOSITION OF THE RECEIVABLES
Total Cutoff Date Principal Balance                                                     $1,524,932,796
Number of Receivables                                                                   98,405
Average Cutoff Date Principal Balance                                                   $15,496
     Range of Cutoff Date Principal Balances                                            $340 to $49,989
Average Original Amount Financed                                                        $16,731
     Range of Original Amount Financed                                                  $776 to $57,694
Weighted Average APR(1)                                                                 10.51%
     Range of APRs                                                                      8% to 15%
Weighted Average Original Number of Scheduled Payments(1)                               59.5
     Range of Original Number of Scheduled Payments                                     12 to 72
Weighted Average Remaining Number of Scheduled Payments(1)                              55.7
     Range of Remaining Number of Scheduled Payments                                    4 to 72

-----------------------
(1) Weighted by Principal Balance as of the Cutoff Date.




                                      DISTRIBUTION OF THE RECEIVABLES BY APR

                      NUMBER OF        PERCENTAGE OF TOTAL      CUTOFF DATE PRINCIPAL   PERCENTAGE OF CUTOFF
   RANGE OF APRS     RECEIVABLES      NUMBER OF RECEIVABLES           BALANCE          DATE PRINCIPAL BALANCE
                     -----------      ---------------------           -------          ----------------------
    8.00 - 8.99        23,461               23.84%               $417,336,508.42               27.37%
    9.00 - 9.99        19,857               20.18                 351,555,327.91               23.05
   10.00 - 10.99       12,614               12.82                 213,016,559.52               13.97
   11.00 - 11.99       12,982               13.19                 186,094,621.21               12.20
   12.00 - 12.99       14,262               14.49                 170,678,883.73               11.19
   13.00 - 13.99        7,892                8.02                  96,139,235.44                6.30
   14.00 - 14.99        6,062                6.16                  75,860,808.29                4.97
   15.00                1,275                1.30                  14,250,851.00                0.93
                        -----                ----                  -------------                ----
     TOTAL(1):         98,405              100.00%               $1,524,932,795.52            100.00%
                       ======              =======               =================            =======

(1) Percentages may not add to 100% due to rounding



                     DISTRIBUTION OF RECEIVABLES BY STATE(1)

                                                                                                      PERCENTAGE OF
                                      NUMBER OF      PERCENTAGE OF TOTAL         CUTOFF DATE           CUTOFF DATE
              STATE                  RECEIVABLES     NUMBER OF RECEIVABLES    PRINCIPAL BALANCE     PRINCIPAL BALANCE
              -----                  -----------     ---------------------    -----------------     -----------------
Alabama........................              111         0.11%                $2,640,923.27            0.17%
Alaska.........................               52         0.05                    885,970.81              0.06
Arizona........................            2,556         2.60                 41,374,290.11             2.71
Arkansas.......................            2,088         2.12                 36,640,147.57             2.40
California.....................           25,543         25.96               384,745,881.71            25.23
Colorado.......................            1,375         1.40                 22,776,551.05             1.49
Connecticut....................            2,623         2.67                 35,634,140.02             2.34
Delaware.......................              243         0.25                  4,187,323.21             0.27
Florida........................              611         0.62                 13,745,032.44             0.90
Georgia........................              184         0.19                  4,705,442.37             0.31
Idaho..........................              323         0.33                  5,003,814.92             0.33
Illinois.......................            6,637         6.74                108,083,584.43             7.09
Indiana........................              997         1.01                 14,074,711.04             0.92
Iowa...........................              167         0.17                  2,866,752.02             0.19
Kansas.........................            1,309         1.33                 19,581,206.58             1.28
Kentucky.......................              819         0.83                 12,874,374.93             0.84
Louisiana......................            2,683         2.73                 42,406,759.64             2.78
Maine..........................              183         0.19                  2,410,347.64             0.16
Maryland.......................            2,338         2.38                 37,207,323.11             2.44
Massachusetts..................            4,139         4.21                 58,401,337.86             3.83
Michigan.......................            1,358         1.38                 20,772,258.77             1.36
Minnesota......................            1,128         1.15                 18,613,012.04             1.22
Mississippi....................              664         0.67                 10,301,375.57             0.68
Missouri.......................            1,951         1.98                 29,424,892.16             1.93
Montana........................               43         0.04                    525,739.76             0.03
Nebraska.......................              138         0.14                  2,216,020.27             0.15
Nevada.........................              717         0.73                 12,340,445.27             0.81
New Hampshire..................            1,663         1.69                 18,720,633.39             1.23
New Jersey.....................            4,338         4.41                 71,106,285.58             4.66
New Mexico.....................            1,113         1.13                 17,792,584.90             1.17
New York.......................            5,256         5.34                 81,352,664.88             5.33
North Carolina.................              473         0.48                 12,056,587.17             0.79
North Dakota...................               32         0.03                    508,285.60             0.03
Ohio...........................            3,001         3.05                 47,427,207.67             3.11
Oklahoma.......................              613         0.62                 11,744,669.83             0.77
Oregon.........................            1,658         1.68                 24,346,740.59             1.60
Pennsylvania...................            4,164         4.23                 64,938,829.91             4.26
Rhode Island...................              627         0.64                  8,598,976.04             0.56
South Carolina.................              115         0.12                  2,668,316.89             0.17
South Dakota...................               30         0.03                    452,014.85             0.03
Tennessee......................            2,415         2.45                 36,292,104.43             2.38
Utah...........................              748         0.76                 12,622,531.71             0.83
Vermont........................              348         0.35                  4,212,960.71             0.28
Virginia.......................            6,429         6.53                101,088,318.29             6.63
Washington.....................            2,800         2.85                 41,287,682.00             2.71
West Virginia..................              286         0.29                  4,120,132.78             0.27
Wisconsin......................            1,224         1.24                 17,758,656.52             1.16
Wyoming........................               92         0.09                  1,396,953.21             0.09
                                              --         ----                 -------------             ----
   TOTAL (2)...................           98,405        100.00%          $ 1,524,932,795.52           100.00%
                                          ======        =======          ==================           =======

------------
(1) Based solely on the addresses of the originating dealers.
(2) Percentages may not add to 100% due to rounding.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

      Set forth below is certain information concerning TMCC's experience with respect to its portfolio of new and used automobile and light duty truck retail installment sales contracts which it has funded and is servicing, including contracts that have been securitized. The information set forth below does not include retail installment sales contracts serviced by an independent finance company conducting business in five southeastern states of the United States for the years 1996 and 1995.

      The data presented in the following tables are for illustrative purposes only. There is no assurance that TMCC's delinquency, credit loss and repossession experience with respect to automobile and light duty truck retail installment sales contracts in the future, or the experience of the trust with respect to the receivables, will be similar to that set forth below. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of TMCC's portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.


                        HISTORICAL DELINQUENCY EXPERIENCE


                                                                              AT SEPTEMBER 30,
                                                         ------------------------------------------------------------
                                        AT MARCH 31,
                                            2000           1999         1998         1997        1996        1995
                                        ------------     --------      -------      -------     -------     -------
Outstanding Contracts(1)                  835,742         762,199      667,639      605,632     574,439     517,325
Delinquencies as a Percentage of
Contracts Outstanding(2)

    31-60 Days...............                1.24%           1.28%        1.34%        1.79%       1.46%       1.25%
    61-90 Days...............                0.09%           0.09%        0.10%        0.16%       0.14%       0.11%
    Over 90 Days.............                0.07%           0.06%        0.08%        0.10%       0.08%       0.06%

------------------------

(1)    Number of contracts outstanding at end of period.
(2) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made on the related payment date.



                                       NET LOSS AND REPOSSESSION EXPERIENCE
                                              (DOLLARS IN THOUSANDS)


                                    FOR THE SIX
                                    MONTHS ENDED                       FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                                      MARCH 31,      -------------------------------------------------------------------
                                        2000          1999          1998          1997          1996          1995
                                     -----------   ----------    ----------     ----------  -----------     ----------
Principal Amount Outstanding(1)      $10,634,010   $9,699,078    $8,075,636     $6,795,213   $5,930,100     $4,930,711

Average Principal Amount
Outstanding(2)                       $10,166,544   $8,887,357    $7,435,425     $6,362,657   $5,430,406     $4,843,927

Number of Contracts Outstanding          835,742      762,199       667,639        605,632      574,439        517,325

Average Number of Contracts
Outstanding(2)                           798,971      714,919       636,636        590,036      545,882        515,723

Number of Repossessions(3)                 5,656        9,930        10,906         10,994        8,981          8,438

Number of Repossessions as a
Percent of the Number of
Contracts Outstanding                      1.35%        1.30%         1.63%          1.82%        1.56%          1.63%
Number of Repossessions as a
Percent of the Average Number of
Contracts Outstanding                      1.42%        1.39%         1.71%          1.86%        1.65%          1.64%

Gross Charge-Offs(4)                     $27,128      $49,942       $56,956        $51,191      $33,017        $27,282

Recoveries(5)                             $4,165       $8,060        $7,898         $6,864       $6,604         $5,957

Net Losses                               $22,962      $41,882       $49,058        $44,327      $26,413        $21,325

Net Losses as a Percentage of
Principal Amount Outstanding             0.43%(6)       0.43%         0.61%          0.65%        0.45%          0.43%

Net Losses as a Percentage of
Average Principal Amount
Outstanding                              0.45%(6)       0.47%         0.66%          0.70%        0.49%          0.44%

-------------
(1) Principal Amount Outstanding includes payoff amount for simple interest contracts and net principal amount for precomputed contracts and unamortized dealer reserve for all contracts.
(2) Average of the principal amount or number of contracts outstanding as of the beginning and end of the indicated periods.
(3)     Includes bankrupt repossessions but excludes bankruptcies.
(4) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(5) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(6)     Annualized.

                       WEIGHTED AVERAGE LIVES OF THE NOTES

      Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables in such a pool are the same size and amortize at the same rate and that each such receivable will, in each month of its life, either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

      As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of notes could occur significantly earlier than the respective final scheduled payment date for such class. Reinvestment risk associated with early payment of the notes of any class will be borne exclusively by the holders of such notes.

      The table captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the receivables described above. The ABS Table assumes that
(i) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on each receivable is scheduled to be made and is made on the last day of each month commencing June 30, 2000 and each month has 30 days, (iii) the notes are issued on June 27, 2000 and payments are made on the notes on each payment date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the balance in the reserve account on each payment date is the required amount described in the summary under "Reserve Account", and (v) except as otherwise indicated, the servicer exercises its option to purchase the receivables on the earliest payment date on which such option may be exercised. The hypothetical pools each have an assumed cutoff date of June 1, 2000. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

      The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.


                                                                  APR                              ORIGINAL TERM TO
                    NUMBER OF         AGGREGATE PRINCIPAL     -----------    REMAINING TERM TO       MATURITY (IN
     POOL          RECEIVABLES            BALANCE ($)             (%)      MATURITY (IN MONTHS)         MONTHS)
  ---------        ------------       -------------------     -----------  --------------------    ----------------
      1                    429              1,589,564.03       12.153            5                    47
      2                  1,613              7,467,052.10       12.094            9                    45
      3                  2,269             12,056,043.44       12.433           15                    48
      4                  3,314             22,777,574.09       11.713           21                    44
      5                  3,201             24,859,388.78       12.186           26                    49
      6                  5,205             59,479,598.98       10.319           33                    41
      7                  3,014             32,119,827.13       11.299           38                    47
      8                  8,004            112,765,566.07       10.429           45                    48
      9                  2,681             37,923,503.41       10.652           49                    51
      10                45,026            748,848,553.32       10.264           57                    60
      11                11,300            201,036,228.26       10.402           61                    61
      12                10,378            221,086,906.57       10.727           69                    72
      13                 1,971             42,922,989.34       11.320           72                    72
                    ----------          ----------------
                        98,405          1,524,932,795.52
                    ==========          ================

---------------

      The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios, For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.



         PERCENT OF INITIAL NOTE PRINCIPAL AMOUNT AT VARIOUS ABS PERCENTAGES

                           CLASS A-2 NOTES                   CLASS A-3 NOTES              CLASS A-4 NOTES
                    ------------------------------   ------------------------------   -----------------------
  PAYMENT DATE      0.50%   1.00%   1.50%    1.80%   0.50%    1.00%   1.50%   1.80%    0.50%   1.00%    1.50%   1.80%
--------------     ------   ------  ------  ------   ------  ------   ------  ------  ------   ------  ------   ------
  Closing Date     100.00   100.00  100.00  100.00   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     7/15/00       100.00   100.00  100.00  100.00   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     8/15/00       100.00   100.00  100.00  100.00   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     9/15/00       100.00   100.00  100.00  100.00   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
    10/15/00       100.00   100.00  100.00  100.00   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
    11/15/00       100.00   100.00  100.00  100.00   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
    12/15/00       100.00   100.00  100.00  100.00   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     1/15/01       100.00   100.00  100.00  100.00   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     2/15/01       100.00   100.00  100.00   90.18   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     3/15/01       100.00   100.00  88.27    75.02   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     4/15/01       100.00   97.72   74.69    60.30   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     5/15/01       100.00   86.11   61.33    45.86   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     6/15/01       100.00   74.61   48.18    31.72   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     7/15/01        90.13   63.22   35.26    17.87   100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     8/15/01        80.27   51.95   22.56    4.32    100.00  100.00   100.00  100.00  100.00   100.00  100.00   100.00
     9/15/01        70.43   40.80   10.09    0.00    100.00  100.00   100.00  94.79   100.00   100.00  100.00   100.00
    10/15/01        60.87   29.99    0.00    0.00    100.00  100.00   98.84   87.29   100.00   100.00  100.00   100.00
    11/15/01        51.33   19.29    0.00    0.00    100.00  100.00   91.92   79.96   100.00   100.00  100.00   100.00
    12/15/01        41.80    8.71    0.00    0.00    100.00  100.00   85.13   72.80   100.00   100.00  100.00   100.00
     1/15/02        32.30    0.00    0.00    0.00    100.00   98.98   78.47   65.81   100.00   100.00  100.00   100.00
     2/15/02        22.81    0.00    0.00    0.00    100.00   92.95   71.94   58.99   100.00   100.00  100.00   100.00
     3/15/02        13.35    0.00    0.00    0.00    100.00   86.99   65.55   52.35   100.00   100.00  100.00   100.00
     4/15/02        4.26     0.00    0.00    0.00    100.00   81.27   59.42   45.96   100.00   100.00  100.00   100.00
     5/15/02        0.00     0.00    0.00    0.00    97.19    75.62   53.41   39.75   100.00   100.00  100.00   100.00
     6/15/02        0.00     0.00    0.00    0.00    91.91    70.04   47.53   33.70   100.00   100.00  100.00   100.00
     7/15/02        0.00     0.00    0.00    0.00    86.64    64.53   41.79   27.82   100.00   100.00  100.00   100.00
     8/15/02        0.00     0.00    0.00    0.00    81.39    59.10   36.18   22.12   100.00   100.00  100.00   100.00
     9/15/02        0.00     0.00    0.00    0.00    76.33    53.87   30.79   16.64   100.00   100.00  100.00   100.00
    10/15/02        0.00     0.00    0.00    0.00    71.28    48.71   25.54   11.32   100.00   100.00  100.00   100.00
    11/15/02        0.00     0.00    0.00    0.00    66.24    43.63   20.41    6.17   100.00   100.00  100.00   100.00
    12/15/02        0.00     0.00    0.00    0.00    61.22    38.62   15.42    1.19   100.00   100.00  100.00   100.00
     1/15/03        0.00     0.00    0.00    0.00    56.21    33.68   10.56    0.00   100.00   100.00  100.00   93.18
     2/15/03        0.00     0.00    0.00    0.00    51.22    28.82    5.85    0.00   100.00   100.00  100.00   84.45
     3/15/03        0.00     0.00    0.00    0.00    46.24    24.04    1.27    0.00   100.00   100.00  100.00   76.06
     4/15/03        0.00     0.00    0.00    0.00    41.60    19.58    0.00    0.00   100.00   100.00   94.34   68.22
     5/15/03        0.00     0.00    0.00    0.00    36.98    15.20    0.00    0.00   100.00   100.00   86.53   60.70
     6/15/03        0.00     0.00    0.00    0.00    32.37    10.89    0.00    0.00   100.00   100.00   78.97   53.50
     7/15/03        0.00     0.00    0.00    0.00    27.78    6.65     0.00    0.00   100.00   100.00   71.67   46.63
     8/15/03        0.00     0.00    0.00    0.00    23.20    2.49     0.00    0.00   100.00   100.00   64.62   40.09
     9/15/03        0.00     0.00    0.00    0.00    18.80    0.00     0.00    0.00   100.00   97.20    57.96    0.00
    10/15/03        0.00     0.00    0.00    0.00    14.41    0.00     0.00    0.00   100.00   89.84    51.55    0.00
    11/15/03        0.00     0.00    0.00    0.00    10.03    0.00     0.00    0.00   100.00   82.62    45.40    0.00
    12/15/03        0.00     0.00    0.00    0.00     5.67    0.00     0.00    0.00   100.00   75.54    39.51    0.00
     1/15/04        0.00     0.00    0.00    0.00     1.33    0.00     0.00    0.00   100.00   68.62    0.00     0.00
     2/15/04        0.00     0.00    0.00    0.00     0.00    0.00     0.00    0.00    94.34   61.84    0.00     0.00
     3/15/04        0.00     0.00    0.00    0.00     0.00    0.00     0.00    0.00    86.21   55.21    0.00     0.00
     4/15/04        0.00     0.00    0.00    0.00     0.00    0.00     0.00    0.00    78.95   49.31    0.00     0.00
     5/15/04        0.00     0.00    0.00    0.00     0.00    0.00     0.00    0.00    71.72   43.55    0.00     0.00
     6/15/04        0.00     0.00    0.00    0.00     0.00    0.00     0.00    0.00    64.52    0.00    0.00     0.00
     7/15/04        0.00     0.00    0.00    0.00     0.00    0.00     0.00    0.00    57.35    0.00    0.00     0.00
     8/15/04        0.00     0.00    0.00    0.00     0.00    0.00     0.00    0.00    50.48    0.00    0.00     0.00
     9/15/04        0.00     0.00    0.00    0.00     0.00    0.00     0.00    0.00    43.63    0.00    0.00     0.00
    10/15/04        0.00     0.00    0.00    0.00     0.00    0.00     0.00    0.00    0.00     0.00    0.00     0.00

Weighted Average
 Life (years)(1)    1.44     1.19    1.00    0.90     2.72    2.35     2.00    1.81    4.09     3.74    3.29     2.99
Weighted Average
      Life
  (years)(1)(2)     1.44     1.19    1.00    0.90     2.72    2.35     2.00    1.81    4.19     3.87    3.41     3.09

(1) The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related payment date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.
(2) This calculation assumes that the servicer does not exercise its option to purchase the receivables.

         THE FOREGOING TABLE HAS BEEN PREPARED ON THE BASIS OF THE ASSUMPTIONS DESCRIBED ABOVE UNDER "WEIGHTED AVERAGE LIVES OF THE NOTES" (INCLUDING THE ASSUMPTIONS REGARDING THE CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES, WHICH WILL DIFFER FROM THE ACTUAL CHARACTERISTICS AND PERFORMANCE OF THE RECEIVABLES), AND SHOULD BE READ IN CONJUNCTION THEREWITH.